Exhibit (h)(3)(j)
SCHEDULE A
OPERATING EXPENSE LIMIT FOR PACIFIC FUNDS
Effective July 1, 2005 through September 30, 2005, except as otherwise indicated

Maximum Operating Expense Limit
(as a Percentage of average daily net assets)
PF Portfolio Optimization Model A Fund	0.00%

PF Portfolio Optimization Model B Fund	0.00%
PF Portfolio Optimization Model C Fund	0.00%
PF Portfolio Optimization Model D Fund	0.00%
PF Portfolio Optimization Model E Fund	0.00%
PF AIM Blue Chip Fund	0.45%
PF AIM Aggressive Growth Fund	0.45%
PF Goldman Sachs Short Duration Bond Fund	0.45%
PF Janus Growth LT Fund	0.45%
PF Lazard Mid-Cap Value Fund	0.45%
PF Lazard International Value Fund	0.45%
PF MFS International Large-Cap	0.45%
PF PIMCO Managed Bond Fund	0.45%
PF PIMCO Inflation Managed Fund	0.45%
PF Pacific Life Money Market Fund	0.45%
PF Salomon Brothers Large-Cap Value Fund	0.45%
PF Van Kampen Comstock Fund	0.45%
PF Van Kampen Mid-Cap Growth Fund	0.45%
PF Van Kampen Real Estate Growth Fund	0.45%

SCHEDULE A
OPERATING EXPENSE LIMIT FOR PACIFIC FUNDS
Effective October 1, 2005 through December 31, 2005, except as otherwise indicated

Maximum Operating Expense Limit
(as a Percentage of average daily net assets)
PF Portfolio Optimization Model A Fund	0.00%
PF Portfolio Optimization Model B Fund	0.00%
PF Portfolio Optimization Model C Fund	0.00%
PF Portfolio Optimization Model D Fund	0.00%
PF Portfolio Optimization Model E Fund	0.00%
PF AIM Blue Chip Fund	0.45%
PF Goldman Sachs Short Duration Bond Fund	0.45%
PF Janus Growth LT Fund	0.45%
PF Lazard Mid-Cap Value Fund	0.45%
PF Lazard International Value Fund	0.45%
PF MFS International Large-Cap Fund	0.45%
PF NB Fasciano Small Equity Fund	0.45%
PF Oppenheimer Main Street® Core Fund	0.45%
PF Oppenheimer Emerging Markets Fund	0.45%
PF PIMCO Managed Bond Fund	0.45%
PF PIMCO Inflation Managed Fund	0.45%
PF Pacific Life Money Market Fund	0.45%
PF Salomon Brothers Large-Cap Value Fund	0.45%
PF Van Kampen Comstock Fund	0.45%
PF Van Kampen Mid-Cap Growth Fund	0.45%
PF Van Kampen Real Estate Fund	0.45%

SCHEDULE A
OPERATING EXPENSE LIMIT FOR PACIFIC FUNDS
Effective January 1, 2006 through June 30, 2006, except as otherwise indicated

Maximum Operating Expense Limit
(as a Percentage of average daily net assets)
PF Portfolio Optimization Model A Fund	0.00%
PF Portfolio Optimization Model B Fund	0.00%
PF Portfolio Optimization Model C Fund	0.00%
PF Portfolio Optimization Model D Fund	0.00%
PF Portfolio Optimization Model E Fund	0.00%
PF Goldman Sachs Short Duration Bond Fund	0.45%
PF Janus Growth LT Fund	0.45%
PF Lazard Mid-Cap Value Fund	0.45%
PF Lazard International Value Fund	0.45%
PF Loomis Sayles Large-Cap Growth Fund (formerly Blue Chip)	0.45%
PF MFS International Large-Cap Fund	0.45%
PF NB Fasciano Small Equity Fund	0.45%
PF Oppenheimer Main Street® Core Fund	0.45%
PF Oppenheimer Emerging Markets Fund	0.45%
PF PIMCO Managed Bond Fund	0.45%
PF PIMCO Inflation Managed Fund	0.45%
PF Pacific Life Money Market Fund	0.45%
PF Salomon Brothers Large-Cap Value Fund	0.45%
PF Van Kampen Comstock Fund	0.45%
PF Van Kampen Mid-Cap Growth Fund	0.45%
PF Van Kampen Real Estate Fund	0.45%
Effective January 1, 2006, agreed to and accepted by:

PACIFIC FUNDS

BY:	/s/ James T. Morris
Name:	James T. Morris
Title:	President

PACIFIC LIFE INSURANCE COMPANY

BY:	/s/ James T. Morris	BY:	/s/ Audrey L. Milfs

Name:	James T. Morris	Name:	Audrey L. Milfs
Title:	Executive Vice President	Title:	Vice President and Secretary